                                                                   Exhibit 10.42

                               CREDIT AGREEMENT


                           Dated as of June 30, 1999


          BAXTER HEALTHCARE CORPORATION, a Delaware corporation (the "Lender"), and Nexell Therapeutics Inc., a Delaware corporation (the "Borrower") hereby agree as follows:


                                   ARTICLE I

                       AMOUNTS AND TERMS OF THE ADVANCES

          SECTION 1.01.  The Advances.  The Lender agrees, on the terms and
                         ------------
conditions hereinafter set forth, to make up to three advances (the "Advances") to the Borrower from time to time on any Business Day (as hereinafter defined) during the period from the date hereof until the Termination Date (as hereinafter defined) in an aggregate amount not to exceed twenty million dollars ($20,000,000.00)(the "Commitment"). The "Termination Date" shall be the earlier of (i) September 30, 2000, (ii) the Maturity Date (as hereinafter defined), or
(iii) a Financing Event (as hereinafter defined). Each Advance shall be in an amount not greater than ten million dollars ($10,000,000.00). Amounts borrowed hereunder and repaid or prepaid may not be re-borrowed. No more than one Advance may be made in any calendar quarter. A promissory note of the Borrower, in substantially the form attached as Exhibit A hereto (the "Note"), shall evidence the indebtedness resulting from such Advances and be delivered to the Lender pursuant to Article II.

          SECTION 1.02.  Making the Advances.  (a)  Each Advance shall be made
                         -------------------
on notice, given not later than 11:00 A.M. (Chicago time) on the fifth Business Day prior to the date of the proposed Advance, by the Borrower to the Lender, specifying the date and amount thereof. Not later than 11:00 A.M. (Chicago time) on the date of such Advance and upon fulfillment of the applicable conditions set forth in Article II, the Lender will wire-transfer funds in the amount of such Advance to the following account of the Borrower: Union Bank of California, 2001 Michelson Drive, Irvine, CA 92612 - ABA No. 122000496 / Acct. No. 0630050944, in same day funds.

          (b) Each notice from the Borrower to the Lender requesting an Advance shall be irrevocable and binding on the Borrower. The Borrower shall indemnify the Lender against any loss, cost or expense incurred by the Lender as a result of any failure to fulfill on or before the date specified in such notice for such Advance the applicable conditions set forth in Article II, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund the Advance when the Advance, as a result of such failure, is not made on such date.

          SECTION 1.03.  Repayment.  Subject to Section 1.07 hereof, the
                         ---------
Borrower shall repay the aggregate unpaid principal amount of all Advances plus interest on the unpaid principal amount of each Advance from the date of such Advance until December 31, 2001, at a rate per annum equal to 6.5% compounded annually (collectively the "Outstanding Balance"), in twenty equal quarterly installments on the first day of January, April, July and October of each year beginning on January 1, 2002, with the final installment due and payable on the Maturity Date. The term "Maturity Date" shall mean October 1, 2006, or such earlier date that the Note and all interest thereon becomes due and payable by acceleration or otherwise, as provided in Sections 5.01 and 5.02 hereof.

          SECTION 1.04.  Interest.  The Borrower shall pay interest on the
                         --------
Outstanding Balance from January 1, 2002 until such Outstanding Balance shall be paid in full, at a rate per annum equal to 6.5% ("Interest Rate"), in arrears on the first day of January, April, July and October of each year, beginning on January 1, 2002 (each, together with the Outstanding Balance installment payable on such date, an "Installment"), with the final Installment due and payable on the Maturity Date. In the event that any Events of Default shall occur, and for and during any period in which any Events of Default shall be continuing, the term "Interest Rate" shall mean a rate per annum equal to 8.5%.

          SECTION 1.05.  Prepayments.  The Borrower may, upon at least five
                         -----------
Business Days' notice to the Lender stating the proposed date and principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of any Advance in whole or in part, together with accrued but unpaid interest to the date of such prepayment on the principal amount prepaid. All prepayments shall be first to accrued but unpaid interest and second to principal.

          SECTION 1.06.  Payments and Computations.  (a)  The Borrower shall
                         -------------------------
make each payment hereunder or under the Note not later than 10:00 a.m.(Chicago time) on the day when due in U.S. dollars to the following account of the
Lender: The First National Bank of Chicago, One First National Plaza, Chicago, IL 60670 - ABA No. 071000013 / Acct. No. 5253284, in same day funds.

          (b) All computations of interest shall be made by the Lender on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

          (c) Whenever any payment hereunder or under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest. The term "Business Day"
                                                               ------------
means a day of the year on which banks are not required or authorized to close in Chicago.

          SECTION 1.07.  Financing Event.  Upon the occurrence of any Financing
                         ---------------
Event (as hereinafter defined), 100% of the cash proceeds of the Financing Event (net of the expenses the Borrower incurred in connection with the Financing Event) shall be utilized to repay the principal and accrued but unpaid interest (first to accrued but unpaid interest and second to principal) of the Advances until the Advances, together with all accrued but unpaid interest, and all other amounts payable under this Agreement or the Note, have been fully paid. The term "Financing Event" means that the Borrower shall have completed a sale or sales of securities of the Borrow (whether represented by debt, equity or a combination thereof) and/or shall have obtained debt financing or financings following the date of this Agreement where the cash proceeds thereof (net of the expenses of the Borrower incurred in connection with the Financing Event) is equal to or exceeds fifty million dollars ($50,000,000.00) in the aggregate.

                                  ARTICLE II

                             CONDITIONS OF LENDING

          SECTION 2.01.  Conditions Precedent to Initial Advance. The obligation
                         ---------------------------------------
of the Lender to make its initial Advance is subject to the conditions precedent that the Lender shall have received on or before the day of such Advance the following, each dated such day, in form and substance satisfactory to the
Lender:

          (a)  The original fully executed Note;

          (b) Certified copies of the resolutions of the Board of Directors of the Borrower approving each Loan Document (as defined in Section 6.04) to which it is a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to each such Loan Document;

          (c) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign each Loan Document to which it is a party and the other documents to be delivered hereunder; and

          (d) Such other approvals or documents as the Lender may reasonably request.

          SECTION 2.02.  Conditions Precedent to All Advances.  The obligation
                         ------------------------------------
of the Lender to make each Advance (including the initial Advance) shall be subject to the further conditions precedent that on the date of such Advance (a) the following statements shall be true and each of the giving of the applicable notice requesting such Advance and the acceptance by the Borrower of the proceeds of such Advance shall constitute a representation and warranty by the Borrower that on the date of the notice and on the date of such Advance such statements are true:

          (i) The representations and warranties contained in Section 3.01 of this Agreement, are correct on and as of the date of the Notice and of such Advance, before and after giving effect to such Advance and to the application of the proceeds therefrom, as though made on and as of such date;

          (ii) No material adverse change in the business condition (financial or otherwise), since the date of the most recent Advance to the Borrower shall have occurred and be continuing; and

          (iii) No event has occurred and is continuing, or would result from such Advance or from the application of the proceeds therefrom, which constitutes an Event of Default (as defined in Section 5.01 hereof) or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

and (b) the Lender shall have received such other approvals or documents as the Lender may reasonably request.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

          SECTION 3.01.  Representations and Warranties of the Borrower.  The
                         ----------------------------------------------
Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Agreement and the Note are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement or the Note.

          (d) Each of this Agreement and the Note constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.

          (e) The balance sheets of the Borrower and its subsidiaries as at December 31, 1998, and the related statements of income and retained earnings of the Borrower and its subsidiaries for the fiscal year then ended, copies of which have been furnished to the Lender, fairly present the financial condition of the Borrower and its subsidiaries as at such date and the results of the operations of the Borrower and its subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since December 31, 1998, there has been no material adverse change in such condition or operations.

          (f) There is no pending or threatened action or proceeding affecting the Borrower or any of its subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Borrower or any subsidiary or which purports to affect the legality, validity or enforceability of this Agreement or any Loan Document to which the Borrower is or will be a party.

          (g) No proceeds of any Advance will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

          (h) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                                  ARTICLE IV

                           COVENANTS OF THE BORROWER

          SECTION 4.01.  Affirmative Covenants.  So long as the Note shall
                         ---------------------
remain unpaid or the Lender shall have any Commitment hereunder, the Borrower will, unless the Lender shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.  Comply, and cause each of its
               -------------------------
subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

          (b)  Reporting Requirements.  Furnish to the Lender:
               ----------------------

               (i) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, balance sheets of the Borrower and its subsidiaries as of the end of such quarter and statements of income and retained earnings of the Borrower and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Borrower;

               (ii) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the annual report for such year for the Borrower and its subsidiaries, containing financial statements for such year certified in a manner acceptable to the Lender by KPMG LLP or other independent public accountants reasonably acceptable to the Lender;

               (iii) as soon as possible and in any event within five Business Days after the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

               (iv) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, and copies of all reports and registration statements which the Borrower or any subsidiary files with the Securities and Exchange Commission or any national securities exchange;

               (v) promptly after the filing or receiving thereof, copies of all reports and notices which the Borrower or any subsidiary files under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Borrower or any subsidiary receives from such Corporation; and

               (vi) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its subsidiaries as the Lender may from time to time reasonably request.

          SECTION 4.02.  Negative Covenants.  So long as the Note shall remain
                         ------------------
unpaid or the Lender shall have any Commitment hereunder, the Borrower will not, without the written consent of the Lender, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of the Borrower, or purchase, redeem or otherwise acquire for value (or permit any of its subsidiaries to do so) any shares of any class of capital stock of the Borrower or any warrants, rights or options to acquire any such shares, now or hereafter outstanding, except that the Borrower may (i) declare and make any dividend payment or other distribution payable in common stock of the Borrower, and (ii) purchase, redeem or otherwise acquire shares of its common stock or warrants, rights or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock, provided, that, immediately after giving effect to such proposed action,
       --------
no Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default would exist.

                                   ARTICLE V

                     EVENTS OF DEFAULT; CHANGE OF CONTROL

          SECTION 5.01.  Events of Default.  If any of the following events
                         -----------------
("Events of Default") shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of, or interest on, the Note when the same becomes due and payable; or

          (b) Any representation or warranty made by the Borrower (or any of its officers) under or in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

          (c) (i) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 4.01 or 4.02 for a period of 30 days, or (ii) the Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Note on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to such person by the Lender; or

          (d) The Borrower shall fail to pay any principal of or premium or interest on any Debt (as defined in Section 4.02(a)) which is outstanding in a principal amount of at least $500,000.00 in the aggregate (but excluding Debt evidenced by the Note) of such Person or such subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (e) The Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 120 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

          (f) Any judgment or order for the payment of money in excess of $500,000.00 shall be rendered against the Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

          then, and in any such event, the Lender (i) may, by notice to the Borrower, declare its obligation to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) may, by notice to the Borrower, declare the Note, all interest thereon and all other amounts payable under this Agreement or the Note to be forthwith due and payable, whereupon the Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, that in the
                                                          --------
event of an actual or deemed entry of an order for relief with respect to the Borrower or any of its subsidiaries under the Federal Bankruptcy Code, (A) the obligation of the Lender to make Advances shall automatically be terminated and
(B) the Advances, the Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

          SECTION 5.02.  Change of Control.  Upon the occurrence of a Change of
                         -----------------
Control (as defined below) of the Borrower, the Note, all interest thereon and all other amounts payable under this Agreement or the Note shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower. The term "Change of Control" shall occur when (i) any Person or two or more Persons acting in concert (other than Lender) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Borrower (or other securities convertible into such securities) representing 40% or more of the combined voting power of all securities of the Borrower entitled to vote in the election of directors, or
(ii) without the written consent of Baxter: (a) during any period of up to 24 consecutive months, commencing on and after the date of the Agreement, individuals who at the beginning of such 24-month period were directors of the Borrower shall cease for any reason to constitute a majority of the board of directors of the Borrower; or (b) any Person or two or more Persons acting in concert (other than Lender) shall have acquired by contract of otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of powers reserved to the board of directors of the Borrower. Borrower and Lender acknowledge and agree that as of the date of this Agreement, only four of seven members have been elected to the board of directors of the Borrower and that the election of three directors to fill the current vacancies on the board of directors of the Borrower (the "New Directors"), with the written consent of the Lender to the New Directors so elected (which consent shall not be unreasonably withheld), shall not constitute a Change of Control for the purposes of Section 5.02(ii)(b).

                                  ARTICLE VI

                                 MISCELLANEOUS

          SECTION 6.01.  Amendments, Etc.  No amendment or waiver of any
                         ---------------
provision of this Agreement or the Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 6.02.  Notices, Etc.  All notices and other communications
                         ------------
provided for hereunder shall be in writing (including facsimile communication) and sent via overnight mail or facsimile, if to the Borrower, at its address at 2751 Centerville Road, Suite 210, Wilmington, DE 19808, Attention: Richard L. Dunning; and if to the Lender, at its address at One Baxter Parkway, Deerfield, Illinois 60015, Attention: Treasurer, with a copy to the General Counsel at the same address; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when sent via overnight mail or facsimile shall be effective when sent and confirmation of delivery is received, except that notices to the Lender pursuant to the provisions of
Article I shall not be effective until actually received by the Lender.

          SECTION 6.03.  No Waiver; Remedies.  No failure on the part of the
                         -------------------
Lender to exercise, and no delay in exercising, any right hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder or under the Note are cumulative and not exclusive of any remedies provided by law.

          SECTION 6.04.  Costs, Expenses and Taxes.  The Borrower further agrees
                         -------------------------
to pay on demand all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Note, and all other instruments, documents and agreements executed in connection therewith (the "Loan Documents"), including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section
6.04. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents to be delivered under the Loan Documents, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

          SECTION 6.05.  Right of Set-off.  Upon the occurrence and during the
                         ----------------
continuance of any Event of Default the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Document, whether or not the Lender shall have made any demand under such Loan Document and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the
                                                            --------
failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

          SECTION 6.06.  Binding Effect.  This Agreement shall be binding upon
                         --------------
and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

          SECTION 6.07.  Governing Law.  This Agreement and the Note shall be
                         -------------
governed by, and construed in accordance with, the laws of the State of Illinois.

          SECTION 6.08.  Counterparts / Facsimile Signatures.  This Agreement
                         -----------------------------------
may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile signatures of the parties shall be binding with respect to execution of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    NEXELL THERAPEUTICS INC.

                                    By__________________________
                                     Name:
                                     Title:


                                    BAXTER HEALTHCARE CORPORATION

                                    By__________________________
                                     Name:
                                     Title

                                   EXHIBIT A

                                PROMISSORY NOTE



$20,000,000.00                            Dated:  June 30, 1999


          FOR VALUE RECEIVED, the undersigned, Nexell Therapeutics Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of BAXTER HEALTHCARE CORPORATION (the "Lender") the principal sum of Twenty million dollars ($20,000,000.00) or, if less, the aggregate principal amount of all Advances (as hereinafter defined) made by the Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined) outstanding on the Termination Date (as defined in the Credit Agreement), at such times as are specified in the Credit Agreement.

          The Borrower promises to pay interest on the principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement referred to below.

          Both principal and interest are payable in lawful money of the United States of America to the Lender at the account set forth in the Credit Agreement in same day funds. Each Advance made by the Lender to the Borrower and the maturity thereof, and all payments made on account of the principal amount thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is a part of this Promissory Note.

          This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of June 30, 1999 (the "Credit Agreement"), between the Borrower and the Lender. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and
(ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                                    NEXELL THERAPEUTICS INC.

                                    By__________________________
                                     Name:
                                     Title:

                      ADVANCES AND PAYMENTS OF PRINCIPAL



                             Principal Paid        Unpaid
                                or Prepaid       Principal
              Amount of                           Balance       Notation Made
    Date       Advance                                               By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       2